GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL
GOODWILL

12.                               GOODWILL

Goodwill of  $89,961 (2010 — $90,953) primarily relates to the February 2009 acquisition of Wavecom (note 5), the May 2007 acquisition of AirLink Communications, Inc., and the August 2003 acquisition of AirPrime, Inc.

We assessed the realizability of goodwill during the fourth quarter of 2011 and determined that the fair value of each reporting unit exceeded its carrying value.  Therefore, the second step of the impairment test that measures the amount of an impairment loss by comparing the implied fair market value with the carrying amount of goodwill for each reporting unit was not required.  There was no impairment of goodwill during the years ended December 31, 2011, 2010, and 2009.